American Century Asset Allocation Portfolios, Inc. Statement of Additional Information Supplement
Supplement dated March 21, 2020 ■ Statement of Additional Information dated December 1, 2019
All changes are effective as of April 1, 2020.
The following entry for Brian L. Garbe is added in the Accounts Managed table on page 34 of the Statement of Additional Information.

		Registered Investment Companies (e.g., American Century Investments funds and American Century Investments - subadvised funds)	Other Pooled Investment Vehicles (e.g., commingled trusts and 529 education savings plans)	Other Accounts (e.g., separate accounts and corporate accounts, including incubation strategies and corporate money)
Brian L. Garbe(1)	Number of Accounts	8	3	0
	Assets	$5.6 billion(2)	$453.1 million	N/A

[1]	Information is provided as of March 17, 2020.

[2]
Includes $408.4 million in One Choice Portfolio: Very Conservative, $1.1 billion in One Choice Portfolio: Conservative, $1.5 billion in One Choice Portfolio: Moderate, $711.3 million in One Choice Portfolio: Aggressive, and $236.2 million in One Choice Portfolio: Very Aggressive.

The following replaces the Ownership of Securities table on page 37 of the Statement of Additional Information:

Ownership of Securities
	Radu Gabudean[1]	Brian L. Garbe[2]	Vidya Rajappa[1]	Richard Weiss[1]	Scott Wilson[1]
One Choice In Retirement Portfolio	A	N/A	A	G	D
One Choice 2020 Portfolio	A	N/A	A	A	A
One Choice 2025 Portfolio	A	N/A	A	A	A
One Choice 2030 Portfolio	A3	N/A	A3	A	A
One Choice 2035 Portfolio	A	N/A	A	A	A4
One Choice 2040 Portfolio	A	N/A	A	A	A
One Choice 2045 Portfolio	A	N/A	A	A	E
One Choice 2050 Portfolio	A	N/A	A	A	A
One Choice 2055 Portfolio	A	N/A	A	A	A
One Choice 2060 Portfolio	A	N/A	A	A	A
One Choice Portfolio: Very Conservative	A	A	A	A	A
One Choice Portfolio: Conservative	A	A	A	A	A
One Choice Portfolio: Moderate	A	A	A	A	A
One Choice Portfolio: Aggressive	A	A	A	A	A
One Choice Portfolio: Very Aggressive	A	A	A	A	A
Ranges: A - none; B - $1-$10,000; C - $10,001-$50,000; D - $50,001-$100,000; E - $100,001-$500,000; F - $500,001-$1,000,000; G - More than $1,000,000.

[1]	Information is provided as of July 31, 2019.

[2]	Information is provided as of March 17, 2020.
3 This figure excludes 401(k) investments in a collective trust vehicle that is managed substantially the same as One Choice 2030 Portfolio. Inclusion of such 401(k) investments would result in the amount categorized in the table as a D.
4 This figure excludes 401(k) investments in a collective trust vehicle that is managed substantially the same as One Choice 2035 Portfolio. Inclusion of such 401(k) investments would result in the amount categorized in the table as a C.

©2020 American Century Proprietary Holdings, Inc. All rights reserved.
CL-SPL-96100   2003